Exhibit 10.5

Power & Digital Infrastructure Acquisition II Corp.
321 North Clark Street, Suite 2440

Chicago, IL 60654

December 15, 2021

XPDI Sponsor II LLC
321 North Clark Street, Suite 2440

Chicago, IL 60654

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Power & Digital Infrastructure Acquisition II Corp. (the “Company”) and continuing until the earlier of (i) the completion by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), XPDI Sponsor II LLC (the “Sponsor”) shall take steps directly or indirectly to make available to the Company certain office space, secretarial and administrative services (including without limitation certain financial modeling and related services) as may be required by the Company from time to time, situated at 321 North Clark Street, Suite 2440, Chicago, IL 60654 (or any successor location). In exchange therefor, the Company shall pay an affiliate of the Sponsor a sum of $20,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. The Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.

By:	/s/ John P. McGarrity
Name:	John P. McGarrity
Title:	General Counsel and Secretary

[Signature Page to Administrative Services Agreement]

AGREED TO AND ACCEPTED BY:

XPDI SPONSOR II LLC

By:	/s/ Patrick C. Eilers
Name:	Patrick C. Eilers
Title:	Co-Chief Executive Officer

[Signature Page to Administrative Services Agreement]